UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 27, 2009
                Date of Report (Date of earliest event reported)

                                  iPARTY CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                      001-15611                 76-0547750
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

270 Bridge Street, Suite 301, Dedham, Massachusetts                    02026
     (Address of principal executive offices)                        (Zip Code)

                                 (781) 329-3952
              (Registrant's telephone number, including area code)
              ----------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

     Approval of 2009 Stock Incentive Plan

     On May 27, 2009, at the 2009 Annual Meeting of Stockholders of iParty Corp. (the "Company"), the Company's stockholders approved the iParty Corp. 2009 Stock Incentive Plan ("2009 Stock Incentive Plan").

     A detailed description of the 2009 Stock Incentive Plan is included in the proxy statement for the Company's 2009 Annual Meeting of Stockholders, and a copy of the 2009 Stock Incentive Plan is attached to the proxy statement as Appendix A and this Current Report on Form 8-K.


     Option Grants to Named Executive Officers

     On May 27, 2009 (the "Grant Date"), the Board of Directors granted incentive stock options under and pursuant to the terms of the 2009 Stock Incentive Plan to the following named executive officers:

     Named Executive Officer                                    Options
     -----------------------                                    -------

     Sal Perisano                                               460,000
     Chief Executive Officer

     Dorice Dionne                                              260,000
     Senior Vice President - Marketing

     David Robertson                                             50,000
     Chief Financial Officer


     The exercise price of each of the options was the closing price on the Grant Date of the Company's common stock as reported on the NYSE Amex, which was $0.11 per share. Mr. Perisano and Ms. Dionne's options vest as to one-third of the shares underlying the option on the first anniversary of the Grant Date and one-third on each of the second and third anniversary of the Grant Date, vesting in full on May 27, 2012. Mr. Robertson's option vests as to one-quarter of the shares underlying the option on the first anniversary of the Grant Date and then in equal monthly increments over the subsequent three years, vesting in full on May 27, 2013.

Item 8.01. Other Events.

     At the Company's 2009 Annual Meeting of Stockholders, in addition to approving the 2009 Stock Incentive Plan as discussed above, the Company's stockholders:

     o Re-elected the six directors nominated and named in the Company's proxy statement for the 2009 Annual Meeting of Stockholders, all of whom were then serving as directors of the Company;

     o Approved the amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split, pursuant to which the existing shares of the Company's common stock would be combined into new shares of the Company's common stock at an exchange ratio ranging between one-for-five and one-for-thirty, with the exchange ratio to be determined by the Board of Directors (the "Reverse Stock Split"); and

     o Ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2009.

     With the approval of the Reverse Stock Split, the Board of Directors will have the authority, but not the obligation, to effect the Reverse Stock Split at any time prior to the date of the 2010 Annual Meeting of Stockholders, without further approval or authorization of stockholders. The Reverse Stock Split will be effected, if at all, only upon a determination by the Board of Directors that implementing a Reverse Stock Split is in the best interests of the Company and its stockholders. If the Board of Directors determines to implement the Reverse Stock Split, the Company intends to issue a press release announcing the terms and effective date of the Reverse Stock Split before it files the amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware effecting the Reverse Stock Split.


Item 9.01. Financial Statements and Exhibits.

     (d)       Exhibits. The following exhibits are being filed herewith:
     10.1 iParty Corp. 2009 Stock Incentive Plan (incorporated by reference from the Company's Definitive Proxy Statement as filed with the Securities and Exchange Commission on April 24, 2009).

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   iPARTY CORP.

                                                   By:      /s/ SAL PERISANO
                                                       -------------------------
                                                              Sal Perisano
                                                       Chairman of the Board and
                                                        Chief Executive Officer

Dated: May 29, 2009

                                  EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION
------    -----------
10.1 iParty Corp. 2009 Stock Incentive Plan (incorporated by reference from the Company's Definitive Proxy Statement as filed with the Securities and Exchange Commission on April 24, 2009).